COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Operating leases

The Group leases offices and classrooms under operating leases. The terms of substantially all of these leases are ten years or less. Future minimum lease payments under non-cancelable operating leases as of December 31, 2011 were as follows:

Amount
RMB

2012	109,452
2013	84,558
2014	54,626
2015	38,401
2016	28,744
Thereafter	139,926
Total	455,707

Rent expenses for all cancelable and non-cancelable leases were approximately RMB 57,508, RMB 98,913 and RMB 131,595 for years ended December 31, 2009, 2010 and 2011, respectively.

Capital commitment

Amount
RMB
Capital commitment for purchase of property and equipment	2,619
Capital commitment for purchase of intangible assets	45,997
Total	48,616

Contingencies

In August 2010, Kaidi initiated an action against Beijing Shida Ambow Education & Technology Co., Ltd. (“Ambow Shida”), and Beijing Ambow Online Software Co., Ltd. (“Ambow Online”) in the Haidian District Court in Beijing, the People’s Republic of China, alleging copyright infringement related to our Core Ebopo English and Ebopo English products. Kaidi applied to the court for an order that would require the defendants to stop the infringement, apologize publicly and pay the plaintiff damages in the amount of RMB 11,000,000.  Ambow Shida and Ambow Online replied to the accusation, and Kaidi voluntarily withdrew the lawsuit after the first hearing for the preliminary evidence. In December 2010, Kaidi re-filed its claim for copyright infringement in the Haidian District Court in Beijing, the People’s Republic of China, against Ambow Shida and Ambow Online. Ambow Shida and Ambow Online replied to the accusation.  The court held a hearing to review the preliminary evidence in March 2011, and adjourned the case. The Company believes that it is still too early to assess the potential outcome of Kaidi’s action but intends to defend itself vigorously. At this stage the amount of any potential loss cannot be reasonably estimated.

In March 2011, Mintel Learning Technology, Inc. (“Mintel”) filed a complaint against Ambow Education Holding Ltd. (“Ambow”) and Ambow’s President and CEO, Dr. Jin Huang, in U.S. District Court for the Northern District of California, alleging a claim of trade secret misappropriation.  On January 6, 2012, the Court granted Ambow’s motion to dismiss the complaint for failure to state a claim.  In an amended complaint filed on January 12, 2012, Mintel dropped its claim against Dr. Huang.  Mintel maintained its claim against Ambow for trade secret misappropriation.  In an order dated March 8, 2012, the Court denied Ambow’s motion to dismiss the amended complaint.  On March 22, 2012, Ambow filed an answer to the complaint, denying Mintel’s claim.  The parties are currently engaged in the early stages of discovery.  Fact discovery will close on October 19, 2012, and expert discovery will close on December 14, 2012.  The last day for the parties to file dispositive motions is January 11, 2013.  The Court has set a preliminary pretrial conference for February 1, 2013. The Company believes that it is still too early to assess the potential outcome of Mintel’s complaint but intends to defend itself vigorously.

On June 20, 2011, Zhuhai Mingfeng Co., Ltd. (“Mingfeng”) filed an arbitration claim against Ambow Sihua Education and Technology Co., Ltd. (“Ambow Sihua”) at China International Economic and Trade Arbitration Commission for breach of certain Equity Transfer Agreement dated July 2, 2008 between Ambow Sihua and Mingfeng (the “Equity Agreement”).  Mingfeng requested Ambow Sihua to return 100% equity interest in Guangzhou Modern Olympic Training School (also referred to as Guangzhou HP Tutoring) and pay damages in an aggregate amount of RMB 22,195,044.  On August 2, 2011, Ambow Sihua responded and counterclaimed against Mingfeng for its breach of the Equity Agreement. As a result of such violation, which occured prior to Mingfeng’s filing of the arbitration claim against Ambow Sihua, Ambow Sihua had previously sent a written notice to Mingfeng to terminate the Equity Agreement on February 24, 2011 and requested Mingfeng to return the consideration for the transfer in a total amount of RMB 30 million, including RMB 1 million, USD 1.54 million and 1,008,403 Class B ordinary shares of Ambow held by Prime Honour Holdings Limited, a British Virgin Islands company affiliated to Mingfeng, and to pay RMB 21,065,603 as compensation for damage incurred as a result of such violation.  An arbitration award was issued on April 19, 2012 to uphold our claims to rescind the Equity Agreement and receive a total amount of RMB30 million as compensation, and to pay RMB 14.44 million as compensation to Mingfeng.  As a result, Beijing Tongshengle Investment Co., Ltd., (“Tongshengle”) a transferee of 100% equity interests of the Guangzhou School pursuant to certain equity transfer agreement with Ambow Sihua dated as of December 2, 2011, is entitled to the arbitration award pursuant to the supplementary agreement entered subsequently between Ambow Sihua and Tongshengle and is responsible for RMB 14.44 million compensation award to Mingfeng . As of December 31, 2011, Ambow Sihua’s receivable and payable from and to Mingfeng were RMB 30 million and RMB 14.44 million, respectively. At the same time, Ambow Sihua booked payable to Tongshengle RMB 15.56 million.

In April 2012, Skillsoft Asia Pacific Pty Ltd (“Skillsoft”) filed a statement of claim against the Company in the High Court of the Hong Kong Special Administrative Region Court of First Instance alleging breach of contract.  The complaint seeks a declaration that the contract between the Company and Skillsoft remains in full force and effect as well as monetary damages, interest and costs. The Company believes that it is still too early to assess the potential outcome of Skillsoft’s claim but intends to defend itself vigorously.

The Rules Relating to the Establishment and Regulation of Independent Colleges, or Independent College Rules, promulgated by the Ministry of Education on February 22, 2008 and effective as of April 1, 2008, provide that an independent college established thereafter shall hold the land use right certificate or construction planning permit for land covering at least 500 mu (333,334 square meters), and independent colleges established prior to April 1, 2008 are required to meet this land requirement within a grace period of five years, namely prior to March 31, 2013. Our college, the Applied Technology College, was established prior to April 1, 2008 and is subject to such minimum land requirements and does not currently comply. To satisfy such requirements would require us to incur significant expenses that we are not able to quantify. Our failure to comply with the land requirements before the deadline or the capital commitment requirement may subject us to penalties, including fines of an unknown amount.